Exhibit 99.j(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us in this Registration Statement on Form N-1A Post-Effective Amendment No. 52 under the heading “Independent Registered Public Accounting Firm and Counsel”.

/s/PricewaterhouseCoopers LLP

New York, New York
December 23, 2013